00193594

DODGE & COX FUNDS®

May 1, 2017

International Stock Fund

Summary Prospectus

International Stock Fund

(Closed to New Investors)

TICKER: DODFX

ESTABLISHED: 2001

Before you invest, you may want to review the Fund’s Prospectus and Statement of Additional Information, which contain more information about the Fund and its risks. You can find the Fund’s Prospectus and Statement of Additional Information and other information about the Fund online at dodgeandcox.com/forms_literature.asp. You can also get this information at no cost by calling 800-621-3979 or by sending an email request to prospectus@dodgeandcox.com.

The Fund’s Prospectus and Statement of Additional Information, dated May 1, 2017, are incorporated by reference into this Summary Prospectus.

DODGE & COX INTERNATIONAL STOCK FUND ∎ PAGE 1

DODGE & COX INTERNATIONAL

STOCK FUND

(Closed to new investors. See “Information Regarding Purchases of the Dodge & Cox International Stock Fund” on page 38 of the Funds’ Prospectus for more information.)

INVESTMENT OBJECTIVE

The Fund seeks long-term growth of principal and income.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The table and example below do not reflect any transaction fees that may be charged by financial intermediaries or commissions that a shareholder may be required to pay directly to its financial intermediary when buying or selling shares.

SHAREHOLDER FEES (fees paid directly from your investment)
Sales charge (load) imposed on purchases	None
Deferred sales charge (load)	None
Sales charge (load) imposed on reinvested distributions	None
Redemption fee	None
Exchange fee	None

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
Management fees	0.60%
Distribution and/or service (12b-1) fees	None
Other expenses (transfer agent, custody, accounting, legal, etc.)	0.04%

Total Annual Fund Operating Expenses	0.64%

Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that:

∎	You invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those time periods;
∎	Your investment has a 5% return each year; and
∎	The Fund’s operating expenses remain the same.

Although your actual costs may be higher or lower, under these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$65	$205	$357	$798

PORTFOLIO TURNOVER

The Fund incurs transaction costs, such as commissions, when Dodge & Cox buys and sells securities (or “turns over” the portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These transaction costs, which are not reflected in annual Fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 17% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Fund invests primarily in a diversified portfolio of equity securities issued by non-U.S. companies from at least three different countries, which may include emerging market countries. The Fund is not required to allocate its investments in set percentages in particular countries and may invest in emerging markets without limit. Under normal circumstances, the Fund will invest at least 80% of its total assets in equity securities of non-U.S. companies, including common stocks, depositary receipts evidencing ownership of common stocks, preferred stocks, securities convertible into common stocks, and securities that carry the right to buy common stocks (e.g., rights and warrants). The Fund may enter into currency forward contracts, currency swaps, or currency futures contracts to hedge direct and/or indirect foreign currency exposure.

The Fund typically invests in medium-to-large well-established companies based on standards of the applicable market. In selecting investments, the Fund typically invests in companies that, in Dodge & Cox’s opinion, appear to be temporarily undervalued by the stock market but have a favorable outlook for long-term growth. The Fund also focuses on the underlying financial condition and prospects of individual companies, including future earnings, cash flow, and dividends. Various other factors, including financial strength, economic condition, competitive advantage, quality of the business franchise, and the reputation, experience, and competence of a company’s management are weighed against valuation in selecting individual securities. The Fund also considers the economic and political stability of the country where the issuer is located and the protections provided to shareholders.

PRINCIPAL RISKS OF INVESTING

You could lose money by investing in the Fund, and the Fund could underperform other investments. You should expect the Fund’s share price and total return to fluctuate within a wide range. The Fund’s performance could be hurt by:

∎	Manager risk. Dodge & Cox’s opinion about the intrinsic worth or creditworthiness of a company or security may be incorrect or the market may continue to undervalue the company or security. Dodge & Cox may not make timely purchases or sales of securities for the Fund.
∎	Equity risk. Equity securities can be volatile and may decline in value because of changes in the actual or perceived financial condition of their issuers or other events affecting their issuers.
∎	Market risk. Investment prices may increase or decrease, sometimes suddenly and unpredictably, due to general market conditions.
∎	Liquidity risk. The Fund may not be able to purchase or sell a security in a timely manner or at desired prices or achieve its desired weighting in a security.

PAGE 2 ∎ DODGE & COX INTERNATIONAL STOCK FUND

∎	Non-U.S. currency risk. Non-U.S. currencies may decline relative to the U.S. dollar, which reduces the unhedged value of securities denominated in or otherwise exposed to those currencies. Dodge & Cox may not hedge or may not be successful in hedging the Fund’s currency exposure. Dodge & Cox may not be able to determine accurately the extent to which a security or its issuer is exposed to currency risk.
∎	Non-U.S. investment risk. Securities of non-U.S. issuers (including ADRs and other securities that represent interests in a non-U.S. issuer’s securities) may be less liquid, more volatile, and harder to value than U.S. securities. Non-U.S. issuers may be subject to political, economic, or market instability, or unfavorable government action in their local jurisdictions or economic sanctions or other restrictions imposed by U.S. or foreign regulators. There may be less information publicly available about non-U.S. issuers and their securities, and those issuers may be subject to lower levels of government regulation and oversight. Non-U.S. stock markets may decline due to conditions specific to an individual country, including unfavorable economic conditions relative to the United States. There may be increased risk of delayed transaction settlement or security certificate loss. These risks may be higher when investing in emerging market issuers. Certain of these elevated risks may also apply to securities of U.S. issuers with significant non-U.S. operations.
∎	Emerging markets risk. Emerging market securities may present issuer, market, currency, liquidity, volatility, valuation, legal, political, and other risks different from, and potentially greater than, the risks of investing in securities of issuers in more developed markets.
∎	Derivatives risk. Investing with derivatives, such as currency forward contracts, currency swaps, and equity index futures, involves risks additional to and possibly greater than those associated with investing directly in securities. The value of a derivative may not correlate to the value of the underlying instrument to the extent expected. Derivative transactions may be volatile, and can create leverage, which could cause the Fund to lose more than the amount of assets initially contributed to the transaction, if any. The Fund may not be able to close a derivatives position at an advantageous time or price. For over-the-counter derivatives transactions, the counterparty may be unable or unwilling to make required payments and deliveries, especially during times of financial market distress. Changes in regulation relating to a mutual fund’s use of derivatives and related instruments may make derivatives more costly, limit the availability of derivatives, or otherwise adversely affect the value or performance of derivatives and the Fund.

An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION

The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows changes in the Fund’s returns from year to year. The table shows how the Fund’s average annual total returns for one, five, and ten years compare to those of a broad measure of market performance.

The Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Visit the Fund’s website at dodgeandcox.com or call 800-621-3979 for current performance figures.

Highest/Lowest quarterly results during the time period were:

Highest: 33.37% (quarter ended June 30, 2009)

Lowest: –26.06% (quarter ended December 31, 2008)

AVERAGE ANNUAL TOTAL RETURNS

FOR THE PERIODS ENDED 12/31/2016

Dodge & Cox International Stock Fund	1 Year	5 Years	10 Years
Return before taxes	8.26%	7.98%	2.11%
Return after taxes on distributions	7.45	7.56	1.68
Return after taxes on distributions and sale of Fund shares	5.52	6.46	1.85
MSCI EAFE (Europe, Australasia, Far East) Index (Net)* (reflects no deduction for expenses or taxes)	1.00	6.53	0.75

*	MSCI Index (Net) returns are calculated applying dividend withholding rates applicable to non-resident persons who do not benefit from double taxation treaties. Withholding rates applicable to the Fund may be lower.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates, but do not reflect the impact of state or local taxes. Actual after-tax returns may differ depending on your individual circumstances. After-tax return figures do not apply to you if you hold your Fund shares through a tax-deferred arrangement such as a 401(k) plan or an individual retirement account.

DODGE & COX INTERNATIONAL STOCK FUND ∎ PAGE 3

FUND MANAGEMENT

Dodge & Cox serves as investment manager to the International Stock Fund. The Fund is managed by Dodge & Cox’s International Equity Investment Committee (IEIC), which consists of the following eight members:

Committee Member	Primary Titles with Investment Manager	Years managing the Fund/ Years with Dodge & Cox
Charles F. Pohl	Chairman, Director, Chief Investment Officer, and member of U.S. Equity Investment Committee (USEIC), Global Equity Investment Committee (GEIC), and U.S. Fixed Income Investment Committee (USFIIC)	10/33
Diana S. Strandberg	Senior Vice President, Director, Director of International Equity, and member of USEIC, GEIC, and Global Fixed Income Investment Committee	16/29
C. Bryan Cameron	Senior Vice President, Director of Research, and member of USEIC	16/34
Roger G. Kuo	Senior Vice President, Director, Research Analyst, and member of GEIC	11/19
Mario C. DiPrisco	Vice President and Research Analyst	13/19
Keiko Horkan	Vice President and Research Analyst	10/17
Richard T. Callister	Vice President and Research Analyst	5/15
Englebert T. Bangayan	Vice President and Research Analyst	2/15

SUMMARY OF OTHER IMPORTANT INFORMATION ABOUT FUND SHARES

Purchase and Sale of Fund Shares

The Dodge & Cox International Stock Fund is closed to new investors, with certain limited exceptions. For more information, see the “Information Regarding Purchases of the Dodge & Cox International Stock Fund” section of the Prospectus on page 38.

The minimum initial investment for shares of a Fund is $2,500 ($1,000 for Individual Retirement Accounts (IRAs)) and the minimum subsequent investment is $100, except that the minimum investment requirements may be waived for certain financial intermediaries that use the Fund as part of an asset allocation program or for certain retirement plans.

You may withdraw (redeem) any part of your account by selling shares. The sale price of your shares will be the Fund’s next-determined net asset value after Boston Financial Data Services, Inc. or an authorized agent or sub-agent receives all required documents in good order. You may sell shares as described below:

∎	Online: For non-IRAs, visit the Dodge & Cox Funds’ website at dodgeandcox.com, click on “Account Access” to log into your account and submit your request online. A distribution may not be processed for an IRA online at this time.
∎	Mail: Visit Dodge & Cox Funds’ website at dodgeandcox.com and click on “Forms and Guides.” Download and complete the Redemption Request Form for a non-IRA and/or the IRA Distribution Request Form for an IRA. Mail the completed form(s) to “Dodge & Cox Funds, c/o Boston Financial Data Services, P.O. Box 8422, Boston, MA 02266-8422” to process your request(s).
∎	Phone: You may call Client Services at 800-621-3979 during business hours to place redemption or distribution requests for either a non-IRA or an IRA.

Tax Information

Each Fund will distribute substantially all of its income and capital gains to its shareholders every year. You will be taxed on dividends you receive from a Fund as ordinary income and/or capital gains unless you hold your Fund shares in a tax-deferred retirement account, such as an IRA, or are otherwise tax exempt in which case you will generally be taxed only upon withdrawal of monies from the retirement account.

Payments to Financial Intermediaries

If you purchase a Fund through an employee benefit plan, Dodge & Cox may make payments to the recordkeeper, broker/dealer, bank, or other financial institution or organization (each a “Financial Intermediary”) that provides shareholder recordkeeping or other administrative services to the plan as compensation for those services. These payments may create a conflict of interest by influencing your Financial Intermediary to make available a Fund over other mutual funds or investments. You should ask your Financial Intermediary about differing and divergent interests and how it is compensated for administering your Fund investment.

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